Exhibit G.1.a.i. – Legal Proceedings

On August 1, 2024, a class action complaint was filed in the Circuit Court for Baltimore County, case no. C-03-CV-24-002896, on behalf of Daniel Pletner, as plaintiff, against Kayne Anderson NextGen Energy & Infrastructure, Inc. and the members of its board of directors, as defendants, for breaches of fiduciary duties arising from the merger of Kayne Anderson NextGen Energy & Infrastructure, Inc. into a wholly-owned subsidiary of Kayne Anderson Energy Infrastructure Fund, Inc. (the “Company”). The Company believes that the allegations in this complaint are without merit and intends to vigorously defend this action. The Company does not anticipate that this action will have a material impact on the Company or result in material losses.

.